UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 23, 2017

Shenandoah Telecommunications Company
(Exact Name of Registrant as Specified in Charter)

Virginia	0-9881	54-1162807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Shentel Way P.O. Box 459, Edinburg, Virginia 22824
(Address of Principal Executive Offices) (Zip Code)

(540) 984-4141
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            On January 23, 2017, the board of directors (the “Board”) of Shenandoah Telecommunications Company (the “Company”) elected Kenneth L. Quaglio as a director with a term expiring at the Company’s annual meeting of shareholders in 2017.  Mr. Quaglio will also serve on the Audit Committee of the Board.

            A copy of the Company’s press release is attached hereto as Exhibit No. 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)             Exhibits

Exhibit No.	Description

99.1	Press Release Issued January 24, 2017 by Shenandoah Telecommunications Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shenandoah Telecommunications Company

Date: January 24, 2017	By:	/s/ Raymond B. Ostroski
Raymond B. Ostroski
Vice President – Legal and General Counsel (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Issued January 24, 2017 by Shenandoah Telecommunications Company